                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                               (Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ] Confidential, for Use of the
                                              Commission Only
                                              (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                          Notify Technology Corporation
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                            [LOGO] NOTIFY TECHNOLOGY

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF
                         NOTIFY TECHNOLOGY CORPORATION

To All Shareholders:

   The 2002 Annual Meeting of the Shareholders of Notify Technology Corporation (the "Company") will be held at the offices of Notify Technology Corporation located at 1054 S. De Anza Blvd., Suite #105, San Jose, California 95129 on February 27, 2002 at 9:00 a.m., to act on the following matters:

    (1)To elect six persons to the Company's Board of Directors;

    (2)To ratify and approve an amendment to the Company's 1997 Stock Plan to increase the number of shares issuable thereunder by 750,000 shares;

    (3)To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the current fiscal year; and

    (4)To act on such other matters as may properly come before the meeting or any adjournment(s) thereof.

   The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

   Only shareholders who owned the Company's Common Stock and Series A Preferred Stock at the close of business on January 7, 2002 are entitled to notice of and to vote at the Annual Meeting.

   All shareholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mark, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if he or she returned a proxy.

                                          By Order of the Board of Directors of
                                          NOTIFY TECHNOLOGY CORPORATION

                                          By: Gerald W. Rice
                                          Secretary

   Dated: February 1, 2002

                         NOTIFY TECHNOLOGY CORPORATION

            PROXY STATEMENT FOR 2002 ANNUAL MEETING OF SHAREHOLDERS

General

   The enclosed Proxy is solicited on behalf of the Board of Directors of Notify Technology Corporation (the "Company") for use at the Annual Meeting of Shareholders to be held on February 27, 2002 at 9:00 a.m., local time, or at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company's principal offices located at 1054 S. De Anza Boulevard, Suite 105, San Jose, California 95129. The telephone number at that address is (408) 777-7920.

   These proxy solicitation materials were mailed on or about February 1, 2002 to all shareholders entitled to vote at the meeting.

Record Date and Shares Outstanding

   Shareholders who owned the Company's Common Stock and Series A Preferred Stock at the close of business on January 7, 2002 (the "Record Date") are entitled to notice of and to vote at the meeting. At the record date, 5,286,593 shares of the Company's Common Stock (the "Common Stock") were issued and outstanding and 501,000 shares of the Company's Series A Preferred Stock (the "Preferred Stock") entitled to a total of 5,010,000 votes on an as-converted-to-common-stock basis were issued and outstanding.

Revocability of Proxies

   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attn:
Corporate Secretary) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. The mere presence at the Annual Meeting of the shareholder who has appointed a proxy will not revoke the prior appointment. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy card, or if no instructions are indicated, will be voted for the slate of directors described herein, for Proposals Two and Three and as to any other matter that may be properly brought before the Annual Meeting, in accordance with the judgement of the proxy holders.

Voting and Solicitation

   Each share of Common Stock outstanding on January 7, 2002 entitles its owner to one vote on all matters. Each share of Preferred Stock outstanding on January 7, 2002 entitles its owner to ten (10) votes on all matters, which is equal to the number of shares of Common Stock into which one share of Preferred Stock is convertible. With respect to the election of directors, every shareholder voting at the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for more than six candidates. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder's votes. On all other matters, each share of Common Stock has one vote and each share of Preferred Stock has ten (10) votes.

   The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telefax or telegram.

Quorum; Abstentions; Broker Non-votes

   The required quorum for the transaction of business at the Annual Meeting is a majority of the shares issued and outstanding on the Record Date, calculated on an as-converted-to-Common-Stock basis. Shares that are voted "FOR", "AGAINST" or "ABSTAIN" on a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

   While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

   Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the proposal on which the broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

Deadlines for Submission of Shareholder Proposals for 2003 Annual Meeting

   Shareholders of the Company are entitled to present proposals for consideration at forthcoming shareholder meetings provided that they comply with the proxy rules promulgated by the Securities and Exchange Commission and the Bylaws of the Company. Shareholders wishing to present a proposal at the Company's 2003 Annual Shareholder Meeting must submit such proposal to the Company by October 2, 2002 if they wish for it to be eligible for inclusion in the proxy statement and form of proxy relating to that meeting. In addition, under the Company's Bylaws, a shareholder wishing to make a proposal at the 2003 Annual Shareholder Meeting must submit such a proposal to the Company prior to December 18, 2002.

Shareholder Nominations and Proposals

   The Company's Bylaws provide that only persons nominated by or at the direction of the Board of Directors or by a shareholder who has given timely written notice to the Secretary of the Company prior to the meeting will be eligible for election as directors. To be timely, a shareholder's notice must be received by the Company not less than twenty (20) days prior to the meeting; provided, however, if fewer than thirty (30) days notice or prior public disclosure of the meeting date is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the tenth day following the day on which such notice was mailed or such public disclosure was made. In the notice, the shareholder must provide (a) as to each person, whom the shareholder proposes to nominate for election as a director: (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Company which are beneficially owned by such person, (iv) any other information relating to such person that is required by law to be disclosed in solicitations of proxies for election of directors; and (b) as to the shareholder giving the notice: (i) the name and address, as they appear on the Company's books, of such shareholder, (ii) the class and number of shares of the Company which are beneficially owned by such shareholder, and (iii) a description of all arrangements or understandings between such shareholder and each nominee and any other person or persons (naming such person or persons) relating to the nomination.

   The Company's Bylaws also provide that all business which can be conducted at the meeting must be properly brought before the meeting. To be properly brought before an annual meeting, business must be: (a) as specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or

(c) otherwise properly brought before the meeting by a shareholder. Business to be brought before the meeting by a shareholder shall not be considered properly brought if the shareholder has not given timely notice thereof in writing to the Secretary of the Company. To be timely, a shareholder's notice must be delivered to the principal executive offices of the Company not less than forty five (45) days prior to the date on which the Company first mailed proxy materials for the prior year's annual meeting; provided, however, that if the Company's annual meeting of shareholders occurs on a date more than thirty (30) days earlier or later than the Company's prior year's annual meeting, then the Company's Board of Directors shall determine a date a reasonable period prior to the Company's annual meeting of shareholders by which date the shareholders notice must be delivered and publicize such date in a filing pursuant to the Securities Exchange Act of 1934, as amended, or via press release. Such publication shall occur at least ten (10) days prior to the date set by the Board of Directors. A shareholder's notice to the Secretary shall set forth, as to each matter, what the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address of the shareholder proposing such business,
(iii) the class and number of shares of the Company, which are beneficially owned by the shareholder, (iv) any material interest of the shareholder in such business, and (v) any other information that is required by law to be provided by the shareholder in his capacity as proponent of a shareholder proposal.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

Nominees and Vote Required

   A board of six (6) directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the six nominees named below, all of whom are presently directors of the Company. In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting of Shareholders, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The six nominees for director receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under California law. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until a successor has been elected and qualified.

   The names of the nominees, and certain information about them as of the record date, are set forth below.

                                                                                          Director
Name of Nominee          Age                           Position                            Since
---------------          --- ------------------------------------------------------------ --------
Paul F. DePond.......... 48  President, Chief Executive Officer and Chairman of the Board   1994
                               of Directors of the Company
Michael K. Ballard...... 46  Director                                                       1995
Harold S. Blue.......... 40  Director                                                       2001
David A. Brewer......... 49  Director                                                       2000
Andrew H. Plevin........ 38  Director                                                       1998
Travis L. Provow........ 44  Director                                                       2001

   Paul F. DePond, founder of the Company, has served as its President, Chief Executive Officer and Chairman of the Board of Directors since the Company's inception in August 1994. From September 1992 through May 1994, Mr. DePond served as Vice President of Corporate Marketing at Telebit Corporation, a supplier of high speed modems and dialup remote access products. From January 1991 through September 1992, Mr. DePond served as Vice President of Marketing at Alantec Corporation, a manufacturer of networking products.

   Michael K. Ballard has served as a director of the Company since January 1995. Since September 1999, Mr. Ballard has been a director of NetSilicon, Inc. Since September 1996, Mr. Ballard has been the President of Savannah Chanelle Vineyards, Inc. From October 1996 to November 1997, Mr. Ballard served as a product director of Cisco Systems. From April 1995 to September 1996, Mr. Ballard served as Vice President of Business Development at Telebit Corporation, a wholly-owned subsidiary of Cisco Systems, Inc. From June 1993 to September 1994, Mr. Ballard served as Chief of Operations of UUNet, Inc., an Internet service provider. From January 1986 to May 1993, Mr. Ballard served as Chief Executive Officer of Telebit Corporation.

   Harold S. Blue has served as a director of the Company since July 2001. Since January 2002, Mr. Blue has served as President of Commonwealth Associates Management Company, Inc., an investment and merchant bank. From August 2001 to December 2001, he served as Chief Operating Officer and from January 2001 to August 2001, he served as Executive Vice President of Portfolio Companies of Commonwealth Associates. From February 1993 to December 2000, Mr. Blue served as Chairman and CEO of ProxyMed, Inc., a healthcare information systems company. From 1979-1984 he was the founder and CEO of Budget Drugs, a pharmacy chain in South Florida. From 1984 to 1988 Mr. Blue was the founder and President of Best Generics, a generic pharmaceutical distributor, which was sold to IVAX Corporation in 1988 at which time Mr. Blue joined IVAX as a director. From 1990 to 1993, Mr. Blue was founder and CEO of Health Services, Inc., a physician practice management company, which was sold to InPhyNet Medical Management, Inc. In addition to being a director of the Company, Mr. Blue serves on the Board of Directors of Healthwatch Inc., Omnicom Corporation, EB2B Commerce, Inc., and Commonwealth Associates Management Company, Inc., which is the general partner of Commonwealth Associates, L.P. Mr. Blue was nominated for election to, and serves on the Board of Directors pursuant to provisions of that certain placement agency agreement between the Company and Commonwealth Associates, L.P. dated as of April 25, 2001 and amended as of July 11, 2001. The provision provides that Commonwealth Associates, L.P. shall have the right to designate two directors of the Company's Board of Directors until less than 100,000 shares of the Company's Series A Preferred Stock sold in the Company's July 2001 private placement are outstanding.

   David A. Brewer has served as a director of the Company since February 2000. Since January 1999, Mr. Brewer has served as general manager for Aragon Ventures LLC, a private equity investment firm. Mr. Brewer has been Chairman of the End Poverty Foundation, a charity organization, since January 2001. From November 1999 to present, Mr. Brewer has served as Chief Executive Officer of Explore Holdings LLC, a private equity investment firm, and from July 1995 to present he has served as a managing member of Inktomi LLC, an internet research company. From September 1996 to December 1998, Mr. Brewer served as President, Chief Executive Officer and director of Explore Technologies, Inc., an educational toy manufacturer. From February 1996 to May 1996, Mr. Brewer served as President, Chief Executive Officer, Chief Financial Officer and director of Inktomi Corporation, an internet software developer. Mr. Brewer was nominated for election to the Board of Directors pursuant to a requirement contained in that certain securities purchase agreement between the Company and Mr. Brewer dated March 4, 1999.

   Andrew H. Plevin has served as a director of the Company since November 1998. Since September 2000, he has served as managing partner of Carnegie Hill Venture Partners, a private equity investment firm. From November 1997 to August 2000, Mr. Plevin served as President, Chief Executive Officer and Chief Financial Officer of Core Software Technology, Inc. From August 1993 to November 1997, Mr. Plevin served as Vice President of D.H. Blair Investment Banking Corp. ("D.H. Blair"), a New York investment banking firm. Mr. Plevin serves on the Board of Directors pursuant to a requirement contained in the underwriting agreement between the Company and D.H. Blair for the Company's initial public offering ("IPO"). The provision provides that D.H. Blair shall have the right to designate one director of the Company's Board of Directors for a period of five years from the closing date of the Company's IPO. In May 2001, D.H. Blair permanently and irrevocably waived this Board designation right.

   Travis L. Provow has served as a director of the Company since October 2001. Since January 2000, Mr. Provow has served as Chief Executive Officer and President of Intelispan, Inc., a provider of secure networking services. From March 1998 to December 2000, he served as Chief Operating Officer for Slingshot Networks, L.L.C., a provider of digital media storage. From June 1995 to February 1998, Mr. Provow served as Chief Operating Officer of GridNet International. In addition to being a director of the Company, Mr. Provow serves on the Board of Directors of Infowave Software, Inc. and Intelispan, Inc. Mr. Provow was nominated for election to, and serves on the Board of Directors pursuant to provisions of that certain placement agency agreement between the Company and Commonwealth Associates, L.P. dated as of April 25, 2001 and amended as of July 11, 2001. The provision provides that Commonwealth Associates, L.P. shall have the right to designate two directors of the Company's Board of Directors until less than 100,000 shares of the Company's Series A Preferred Stock sold in the Company's July 2001 private placement are outstanding.

Board Meetings and Committees

   The Board of Directors of the Company held a total of eight meetings during fiscal 2001. No director attended fewer than 75% of such meetings or of committee meetings held while such director was a member of the Board or of a committee. The committees of the Board of Directors include an Audit Committee and a Compensation Committee.

   The Audit Committee of the Board of Directors consists of Messrs. Ballard, Brewer and Plevin and held two meetings during fiscal 2001. The Audit Committee recommends engagement of the Company's independent auditors, approves services performed by such auditors and reviews and evaluates the Company's accounting system and its system of internal accounting controls. The Audit Committee has adopted a written charter. Each member of our Audit Committee is "independent" as defined under the National Association of Securities Dealers' listing standards.

   The Compensation Committee of the Board of Directors consists of Messrs. DePond and Plevin and held one meeting fiscal 2001. The Compensation Committee reviews and administers the compensation of the officers of the Company and administers the Company's 1997 Stock Plan.

Audit Committee Report

   The following is the audit committee's report submitted to the Board of Directors for the fiscal year ended on September 30, 2001.

   The Audit Committee of the Board of Directors has:

    . reviewed and discussed the Company's audited financial statements for the fiscal year ending on September 30, 2001 with the Company's management;

    . discussed with Ernst & Young LLP, the Company's independent auditors, the materials required to be discussed by Statement of Auditing Standard 61;

    . reviewed the written disclosures and the letter from Ernst & Young LLP required by Independent Standards Board No. 1 and has discussed with Ernst & Young LLP its independence; and

    . considered whether the provision of non-audit services as noted under Proposal 3 is compatible with maintaining Ernst & Young LLP independence and has determined that such provision of non-audit services is compatible.

   Based on the foregoing review and discussion, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's 2001 Annual Report on Form 10-K.

                                          AUDIT COMMITTEE
                                          Michael K. Ballard
                                          David A. Brewer
                                          Andrew H. Plevin

Compensation of Directors

   The Company's directors do not currently receive any cash compensation for service on the Company's Board of Directors or any committee thereof. Directors are eligible for option grants under the Company's 1997 Stock Plan. On October 11, 2001, the Company granted its directors the following options under the Company's 1997 Stock Plan:

    . Mssrs. Ballard, Brewer and Plevin received options to purchase 50,000, 30,000 and 40,000 shares, respectively, at exercise prices of $0.32 per share. These options were fully exercisable when granted;

    . Mssrs. Ballard, Brewer and Plevin each received options to purchase 10,000 shares at exercise prices of $0.32 per share. These options vest at a rate of 834 shares a month beginning in March 2001;

    . Mr. Blue received an option to purchase 6,667 shares at an exercise price of $0.32 per share. This option vests at a rate of 834 shares a month beginning in July 2001;

    . Mr. Provow received an option to purchase 4,176 shares at an exercise price of $0.32 per share. This option vests at a rate of 834 shares a month beginning in October 2001.

Vote Required

   If a quorum is present and voting, the six nominees receiving the highest number of votes will be elected to the Board of Directors. Votes withheld from any nominee will be counted for purposes of determining the presence or absence of a quorum for transaction of business at the meeting and the total number of Votes Cast with respect to a nominee. Accordingly, abstentions will have the same effect as a vote against the nominee. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to a nominee.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE ABOVE CANDIDATES FOR THE COMPANY'S BOARD OF DIRECTORS.

                                PROPOSAL NO. 2

   APPROVAL OF AN AMENDMENT TO THE COMPANY'S 1997 STOCK PLAN TO INCREASE THE
            NUMBER OF SHARES ISSUABLE THEREUNDER BY 750,000 SHARES

   At the Annual Meeting, the shareholders are being requested to consider and approve an amendment to the Company's 1997 Stock Plan, as amended (the "1997 Plan"), to increase the number of shares of Common Stock reserved for issuance thereunder by 750,000 shares.

   The 1997 Plan was adopted by the Board of Directors in January 1997. A total of 2,400,000 shares of Common Stock have been reserved for issuance under the 1997 Plan. As of November 30, 2001, options to purchase 2,169,119 shares of Common Stock were outstanding under the 1997 Plan and 210,543 shares remained available for future issuance under the 1997 Plan (without giving effect to the proposed increase in the proposed amendment). Options to purchase a total of 20,338 shares under the 1997 Plan had been exercised as of such date. In December 2001, the Board of Directors approved an increase of 750,000 shares issuable under the 1997 Plan, which, if approved by the shareholders at the 2002 Annual Meeting of the Shareholders, would increase the total shares reserved for issuance under the 1997 Plan since its inception to 3,150,000 shares. A summary of the principal terms of the 1997 Plan is located in Appendix A to this Proxy Statement.

Purpose and Effect of Amendments

   One purpose of the proposed amendments to the 1997 Plan is to increase the number of shares available for issuance under the 1997 Plan. The Board of Directors believes that this proposed amendment is in the best interests of the Company and its shareholders for a number of reasons. First, the Board of Directors believes that the Company's 1997 Plan is vital to retaining, motivating and rewarding employees, executives and consultants by providing them with long-term equity participation in the Company relating directly to the financial performance and long-term growth of the Company. Second, the Board of Directors believes that granting stock options to employees is an important contributor to aligning the incentives of the Company's employees with the interests of the Company's shareholders. Third, the increase in the number of shares reserved for issuance under the 1997 Plan will provide the Company with an adequate pool of options to compete effectively with other companies for existing and new employees. The Board of Directors believes that in order to remain competitive with other technology companies with regard to its long-term incentive plans, the Company must continue to provide employees with the opportunity to obtain equity in the Company.

Vote Required

   The affirmative vote of a majority of the Votes Cast will be required to approve the amendments to the 1997 Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE AMENDMENTS TO THE 1997 PLAN.

                                PROPOSAL NO. 3

                     RATIFICATION OF INDEPENDENT AUDITORS

   Subject to the ratification by the shareholders, the Board of Directors appointed Ernst & Young LLP, independent public auditors to serve for the fiscal year ending September 30, 2002.

   The Board of Directors recommends that the shareholders vote for ratification of the appointment of Ernst & Young LLP as the Company's independent auditors to audit the financial statements for the Company for the fiscal year ending September 30, 2002. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

   Representatives of Ernst & Young LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Fees billed to the Company by Ernst & Young LLP during Fiscal 2001

  Audit Fees:

   Audit fees billed to the Company by Ernst & Young LLP during the Company's 2001 fiscal year for review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-QSB totaled $114,200.

  Financial Information Systems Design and Implementation Fees:

   The Company did not engage Ernst & Young LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended September 30, 2001.

  All Other Fees:

   Fees billed to the Company by Ernst & Young LLP during the Company's 2001 fiscal year for all other non-audit services rendered to the Company, including tax related services, totaled $96,682.

Vote Required

   The affirmative vote of a majority of the Votes Cast will be required to ratify Ernst & Young LLP as the Company's independent auditors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                            EXECUTIVE COMPENSATION

                         EXECUTIVE COMPENSATION TABLES

   The following table sets forth information for the three most recently completed fiscal years concerning the compensation of (i) the Chief Executive Officer and (ii) all other executive officers of the Company who earned over $100,000 in salary and bonus in the fiscal year ended September 30, 2001 (together the "Named Executive Officers").

                          SUMMARY COMPENSATION TABLE

                                                                  Long-Term Compensation
                                                               -----------------------------
                                  Annual Compensation                 Awards         Payouts
                            --------------------------------   --------------------- -------
                                                               Restricted Securities
                                                  Other Annual   Stock    Underlying  LTIP    All Other
                                   Salary   Bonus Compensation  Award(s)   Options   Payouts Compensation
Name and Principal Position Year    ($)      ($)      ($)         ($)        (#)       ($)      ($)(1)
--------------------------- ----  --------  ----- ------------ ---------- ---------- ------- ------------
Paul F. DePond............. 2001  $184,424   --        --             --   650,000     --      $ 8,993
  Chief Executive Officer   2000   167,978   --        --             --    50,000     --        9,570
                            1999   166,531   --        --             --        --     --        7,116
Gaylan I. Larson(2)........ 2001   102,633   --        --             --   200,000     --       12,787
  Chief Operations Officer  2000   136,154   --        --             --    50,000     --        7,852
                            1999   116,500   --        --             --        --     --        6,346
Gerald W. Rice............. 2001   134,573   --        --             --   160,000     --       11,237
  Chief Financial Officer   2000   122,634   --        --             --    50,000     --       10,085
                            1999   116,207   --        --             --        --     --        8,401

--------
(1) Represents payments of health insurance premiums on behalf of the Named Executive Officers.
(2)  Mr. Larson works on a part-time basis.

   The following tables set forth certain information for the Named Executive Officers with respect to grants and exercises in fiscal 2001 of options to purchase Common Stock of the Company:

                       Option Grants in Last Fiscal Year

                                 Individual Grants
-----------------------------------------------------------------------------------
                                 Number of      % of Total
                                Securities       Options
                                Underlying       Granted     Exercise or
                              Options Granted  to Employees  Base Price  Expiration
Name                              (#)(1)      in Fiscal Year   ($/Sh)       Date
----                          --------------- -------------- ----------- ----------
Paul F. DePond...............    50,000(2)         4.1%         $2.75     11/29/10
                                100,000(3)          8.2          1.60      6/28/11
                                500,000(4)         40.9          1.60      6/28/11
Gaylan I. Larson.............    50,000(2)          4.1          2.75     11/29/10
                                 50,000(3)          4.1          1.60      6/28/11
                                100,000(4)          8.2          1.60      6/28/11
Gerald W. Rice...............    10,000(2)          0.8          2.75     11/29/10
                                 50,000(3)          4.1          1.60      6/28/11
                                100,000(4)          8.2          1.60      6/28/11

--------
(1)These options were granted pursuant to the Company's 1997 Stock Plan.
(2)Options become exercisable at the rate of 4% of the total grant each month.
(3)Options fully exercisable on grant date.
(4)Options become exercisable at the rate of 2.78% of the total grant each month.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option
                                    Values

                                                      Number of
                                                Securities Underlying    Value of Unexercised In-
                                                 Unexercised Options    the-Money Options at Fiscal
                           Shares     Value    at Fiscal Year End (#)         Year End (1)($)
                         Acquired on Realized ------------------------- ---------------------------
Name                     Exercise(#)   ($)    Exercisable Unexercisable Exercisable   Unexercisable
----                     ----------- -------- ----------- ------------- -----------   -------------
Paul F. DePond..........     --         --      186,056      659,722        --             --
Gaylan I. Larson........     --         --      104,722      145,278        --             --
Gerald W. Rice..........     --         --       88,722      121,278        --             --

--------
(1)Per share market value of Company's Common Stock at September 28, 2001 of $0.43, minus the exercise price multiplied by the number of shares.

Employment Agreements and Change-in-Control Arrangements

   In December 1996, the Company entered into an employment agreement with Paul
F. DePond, the Company's President and Chief Executive Officer. The agreement, as amended from time to time, provided for an initial base annual salary of $130,000, which subsequently increased to $150,000 thirteen months following the Company's initial public offering, and increased to $175,000 in February 2000 and to $200,000 in October 2001. Mr. DePond is eligible for a $50,000 bonus contingent on the Company's attainment of certain performance milestones.

   In the event that the Company terminates Mr. DePond without cause following a change in control, Mr. DePond is entitled to receive severance compensation equal to a continuation of his salary for a period of twelve (12) months. In the event that the Company terminates Mr. DePond without cause apart from a change of control, Mr. DePond is entitled to receive severance compensation equal to a continuation of his salary for a period of eighteen (18) months. Mr. DePond is not entitled to severance compensation in the event of a termination for cause or voluntary resignation. In the event of a termination due to disability, Mr. DePond is entitled to receive only those severance or disability benefits as are established under the Company's then existing severance and benefits plans and policies.

   In December 1996, the Company entered into employment agreements with Mr. Larson, the Company's Vice President of Operations and Mr. Rice, the Company's Chief Financial Officer. The agreements provided for initial base annual salaries of $115,000 and $105,000 for Messrs. Larson and Rice, respectively. Mr. Larson's base salaries increased in February 2000 to $145,000. Mr. Rice's base salary increased to $130,000 in February 2000 and to $150,000 October 2001. Under the agreements, Messrs. Larson and Rice are eligible to receive annual bonuses based on an earnings target approved by the Company's board of directors.

   In the event that the Company terminates Messrs. Larson or Rice without cause following a change in control, the terminated officer is entitled to receive severance compensation equal to a continuation of his salary for a period of six (6) months. In the event that the Company terminates Messrs. Larson or Rice without cause apart from a change of control, the terminated officer is entitled to receive severance compensation equal to a continuation of his salary for a period of six (6) months. Messrs. Larson and Rice are not entitled to severance compensation in the event of a termination for cause or voluntary resignation. In the event of a termination due to disability, the terminated officer is entitled to receive only those severance or disability benefits as are established under the Company's then existing severance and benefits plans and policies.

   The foregoing agreements define a "change in control" as (i) the acquisition of more than 30% of the voting securities of the Company by any person or group; (ii) a change in a majority of the Company's board of directors occurring within a two-year period; or (iii) the approval by the Company's shareholders of a transaction which would result in a transfer of more than 50% of the Company's voting power provided, however, that a public offering of the Company's common stock does not constitute a change of control. Messrs. DePond, Rice and Larson have also agreed that the acquisition of shares and warrants by David Brewer does not constitute a "change in control." The agreements define "cause" as an act of dishonesty in connection with employment; a conviction of a felony which will detrimentally affect the Company's reputation or business; willful and gross misconduct injurious to the Company; and continued and willful failure to perform duties. The agreements define "disability" as the inability to perform duties under the agreement due to mental or physical illness determined to be total and permanent by a physician.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following tables set forth certain information regarding beneficial ownership of our Common Stock and our Series A Preferred Stock as of the Record Date by (i) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of that class of our stock,
(ii) each director and each nominee for director of the Company, (iii) each of the executive officers named in the Summary Compensation Table above, and (iv) all directors and executive officers as a group.

   These tables are based on information provided to us or filed with the SEC by our directors, executive officers and principal shareholders. Unless otherwise indicated, the address for each shareholder listed in the following tables is c/o Notify Technology Corporation, 1054 S. De Anza Blvd., Suite 105, San Jose, California 95129.

COMMON STOCK

                                                            Common Shares Beneficially Owned
                                                            -------------------------------
           Name and Address of Beneficial Owner               Number(1)       Percentage (1)
           ------------------------------------             ---------         --------------
Michael S. Falk(2)......................................... 2,990,434              36.1%
 c/o Commonwealth Associates, L.P.
 830 Third Avenue
 New York, NY 10022
ComVest Management LLC(3).................................. 2,357,801              30.8
 c/o Commonwealth Associates, L.P.
 830 Third Avenue
 New York, NY 10022
ComVest Venture Partners, LP(4)............................ 2,357,801              30.8
 c/o Commonwealth Associates, L.P.
 830 Third Avenue
 New Y.ork, NY 10022
David A. Brewer(5)......................................... 1,957,545              32.3
Robert Priddy(6)........................................... 1,350,000              20.3
 c/o Commonwealth Associates, L.P.
 830 Third Avenue
 New York, NY 10022
RMC Capital, LLC(7)........................................ 1,350,000              20.3
 c/o Commonwealth Associates, L.P.
 830 Third Avenue
 New York, NY 10022
Paul F. DePond(8)..........................................   805,842              14.2
Commonwealth Associates Management Company, Inc.(9)........   483,421               8.4
 c/o Commonwealth Associates, L.P.
 830 Third Avenue
 New York, NY 10022
Commonwealth Associates, L.P.(10)..........................   483,421               8.4
 830 Third Avenue
 New York, NY 10022
Gaylan I. Larson(11).......................................   338,518               6.2
Andrew Plevin(12)..........................................   292,986               5.4
Gerald W. Rice(13).........................................   210,769               3.9
Michael Ballard(14)........................................   124,781               2.3
Harold S. Blue(15).........................................    49,915                 *
Travis L. Provow(16).......................................     4,167                 *
All directors and executive officers as a group (8 persons) 3,760,523              53.5

--------
  *  less than 1%

 (1) Applicable percentage of ownership is based on 5,286,593 shares of Common Stock outstanding as of January 7, 2002 together with applicable options, warrants or convertible Series A Preferred Stock for such shareholder. Beneficial ownership is determined in accordance with the rules of the Securities Exchange Commission, and includes voting and investment power with respect to shares. Shares of Common Stock (i) issuable upon exercise of options or warrants that are currently exercisable or are exercisable within 60 days after January 7, 2002 or (ii) issuable upon conversion of Series A Preferred Stock that is currently convertible or is convertible within 60 days after January 7, 2002 are deemed outstanding for purposes of computing the percentage ownership of the person holding such options, warrants or Series A Preferred Stock, but are not deemed outstanding for computing the percentage of any other shareholder.

 (2) Consists of (i) 2,357,801 shares issuable to ComVest Venture Partners, LP,
     (ii) 483,421 shares issuable to Commonwealth Associates, L.P. and (iii) 149,204 shares issuable to Mr. Falk upon the conversion and exercise of the Series A Preferred Stock and warrants that are issuable upon the exercise of an option to purchase 1.105267 units, in which each unit consists of 10,000 shares of Series A Preferred Stock and a warrant to purchase 35,000 shares of Common Stock (a "Preferred Unit"). Mr. Falk is a manager of ComVest Management LLC, which is the general partner of ComVest Venture Partners, LP, and a director of Commonwealth Associates Management Company, Inc., which is the general partner of Commonwealth Associates, L.P. Mr. Falk shares voting and dispositive power over the shares held by ComVest Venture Partners, LP and Commonwealth Associates, L.P.

 (3) Consists of 2,357,801 shares issuable to ComVest Venture Partners, LP. ComVest Management LLC is the general partner of ComVest Venture Partners, LP and shares voting and dispositive power over the shares held by ComVest Venture Partners, LP.

 (4) Consists of (i) 608,151 shares issuable upon exercise of warrants, (ii) 1,400,000 shares issuable upon conversion of 140,000 shares of Series A Preferred Stock and (iii) 349,650 shares issuable upon the conversion and exercise of the Series A Preferred Stock and warrants that are issuable upon exercise of an option to purchase 2.59 Preferred Units.

 (5) Includes (i) 733,244 shares issuable upon exercise of warrants, (ii) 40,000 shares issuable upon exercise of options, (iii) 7,201 shares of Common Stock owned by New Madrone Fund, Inc., of which Mr. Brewer is a shareholder and (iv) 3,500 shares of Common Stock issuable upon exercise of warrants owned by JEB Associates, of which Mr. Brewer is a shareholder.

 (6) Includes 1,350,000 shares issuable to RMC Capital, LLC. Mr. Priddy is a manager of RMC Capital, LLC and shares voting and dispositive power over these shares.

 (7) Includes 1,000,000 shares issuable upon conversion of 100,000 shares of Series A Preferred Stock and 350,000 shares issuable upon exercise of warrants.

 (8) Includes 110,792 shares issuable upon exercise of warrants and 289,111 shares issuable upon exercise of options.

 (9) Consists of 483,421 shares issuable to Commonwealth Associates, L.P. Commonwealth Associates Management Company, Inc. is the general partner of Commonwealth Associates, L.P. and shares voting and dispositive power over the shares held by Commonwealth Associates, L.P.

(10) Includes 483,421 shares issuable upon the conversion and exercise of the Series A Preferred Stock and warrants that are issuable upon the exercise of an option to purchase 3.580907 Preferred Units.

(11) Includes 140,499 shares issuable upon exercise of options.

(12) Includes 4,250 shares issuable upon exercise of warrants and 50,000 shares issuable upon exercise of options. Also includes (i) 64,000 shares issuable upon exercise of an option to purchase 64,000 units, in which each unit consists of one share of Common Stock and one of the Company's Class A warrants, and (ii) 64,000 shares issuable upon exercise of the Class A warrants that underlie the option to purchase such units.

(13) Includes 24,752 shares issuable upon exercise of warrants and 116,711 shares issuable upon exercise of options.

(14) Includes 60,000 shares issuable upon exercise of options.

(15) Includes 43,248 shares issuable upon the conversion and exercise of the Series A Preferred Stock and warrants that are issuable upon the exercise of an option to purchase 0.320367 Preferred Units. Also includes 6,667 shares issuable upon exercise of options.

(16) Includes 4,167 shares issuable upon exercise of currently exercisable options.

SERIES A PREFERRED STOCK

                                                            Shares of Series A Preferred Stock
                                                                    Beneficially Owned
                                                            ---------------------------------
           Name and Address of Beneficial Owner              Number(1)          Percentage (1)
           ------------------------------------             ---------           --------------
Michael S. Falk(2).........................................  212,761                 37.1%
  c/o Commonwealth Associates, L.P.
  830 Third Avenue
  New York, NY 10022
ComVest Management LLC(3)..................................  165,900                 31.5
  c/o Commonwealth Associates, L.P.
  830 Third Avenue
  New York, NY 10022
ComVest Venture Partners, LP(4)............................  165,900                 31.5
  c/o Commonwealth Associates, L.P.
  830 Third Avenue
  New York, NY 10022
Robert Priddy(5)...........................................  100,000                 20.0
  c/o Commonwealth Associates, L.P.
  830 Third Avenue
  New York, NY 10022
RMC Capital, LLC...........................................  100,000                 20.0
  c/o Commonwealth Associates, L.P.
  830 Third Avenue
  New York, NY 10022
Commonwealth Associates Management Company, Inc(6).........   35,809                  6.7
  c/o Commonwealth Associates, L.P.
  830 Third Avenue
  New York, NY 10022
Commonwealth Associates, L.P.(7)...........................   35,809                  6.7
  830 Third Avenue
  New York, NY 10022
Harold S. Blue(8)..........................................    3,203                    *
David A. Brewer............................................       --                   --
Paul F. DePond.............................................       --                   --
Gaylan I. Larson...........................................       --                   --
Andrew Plevin..............................................       --                   --
Gerald W. Rice.............................................       --                   --
Michael Ballard............................................       --                   --
Travis L. Provow...........................................       --                   --
All directors and executive officers as a group (8 persons)    3,203                    *

--------
 *  less than 1%

(1) Applicable percentage of ownership is based on 501,000 shares of Series A Preferred Stock outstanding as of January 7, 2002 together with applicable warrants for such shareholder. Beneficial ownership is determined in accordance with the rules of the Securities Exchange Commission, and includes voting and investment power with respect to shares. Shares of Series A Preferred Stock issuable upon exercise of options that are currently exercisable or are exercisable within 60 days after January 7, 2002 are deemed outstanding for purposes of computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other shareholder.

(2) Consists of (i) 140,000 shares held by ComVest Venture Partners, LP, (ii) 25,900 shares issuable to ComVest Venture Partners, LP, (iii) 35,809 shares issuable to Commonwealth Associates, L.P. and (iv) 11,052 shares issuable to Mr. Falk upon exercise of an option. Mr. Falk is a manager of ComVest Management LLC, which is the general partner of ComVest Venture Partners, LP, and a director of Commonwealth Associates Management Company, Inc., which is the general partner of Commonwealth Associates, L.P. Mr. Falk shares voting and dispositive power over the shares held by ComVest Venture Partners, LP and Commonwealth Associates, L.P.

(3) Consists of 140,000 shares held by ComVest Venture Partners and 25,900 shares issuable to ComVest Venture Partners, LP. ComVest Management LLC is the general partner of ComVest Venture Partners, LP and shares voting and dispositive power over the shares held by ComVest Venture Partners, LP.

(4) Includes 25,900 shares issuable upon the exercise of an option.


(5) Consists of 1,000,000 shares held by RMC Capital, LLC. Mr. Priddy is a manager of RMC Capital, LLC and shares voting and dispositive power over these shares.

(6) Consists of 35,809 shares issuable to Commonwealth Associates, L.P. Commonwealth Associates Management Company, Inc. is the general partner of Commonwealth Associates, L.P. and shares voting and dispositive power over the shares held by Commonwealth Associates, L.P.

(7) Consists of 35,809 shares issuable upon the exercise of an option.

(8) Consists of 3,203 shares issuable upon the exercise of an option.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   In March 1999, pursuant to a certain Securities Purchase Agreement (the "Brewer Agreement"), the Company sold to Mr. David A. Brewer, a member of the Company's Board of Directors, in a private placement 850,000 shares of Common Stock and warrants to purchase 1,344,444 shares of Common Stock for an aggregate consideration of $3,060,000. The warrants consisted of four warrants to purchase 155,800 shares of Common Stock at $3.60 per share and one warrant to purchase 721,244 shares of Common Stock at $3.60 per share. The four warrants to purchase 155,800 shares of Common Stock terminated at the earlier of (i) the achievement by the Company of certain milestones or (ii) September 3, 2000. The termination date for the warrant to purchase 721,244 shares of Common Stock is March 3, 2003. In addition, under Section 6.2(ii) of the Brewer Agreement, the Company agreed to issue additional warrants to Mr. Brewer if the Company sold shares of common stock in a capital raising transaction at a price below $3.60 per share prior to the earlier of (i) March 3, 2002 or (ii) the Company calling its outstanding Class A warrants (the "Anti-dilution Provision").

   In October 1999, the Company and Mr. Brewer agreed to amend the Brewer Agreement ("Amendment No. 1"). Pursuant to Amendment No. 1, Mr. Brewer exercised two of his four warrants to purchase 155,800 shares of Common Stock and received 311,600 shares of Common Stock for an aggregate purchase price of $1,121,760. In addition, under Amendment No. 1, the termination date for his remaining two warrants to purchase 155,800 shares of Common Stock was changed to March 31, 2001. In February 2000, Mr. Brewer exercised one of these warrants and received 155,800 shares of Common Stock for an aggregate purchase price of $560,880. The other warrant to purchase 155,800 shares has expired.

   In October 2000, the Company and Mr. Brewer agreed to further amend the Brewer Agreement ("Amendment No. 2"). Pursuant to Amendment No. 2, Mr. Brewer agreed to waive the Anti-dilution Provision in Section 6.2(ii) of the Brewer Agreement with respect to the November 2000 Private Placement, as described below.

   In November 2000, the Company sold in a private placement (the "November 2000 Private Placement"), 376,865 shares of Common Stock and warrants to purchase 188,424 shares of Common Stock for an aggregate purchase price of $1,225,000 pursuant to a certain Securities Purchase Agreement (the "November 2000 Agreement"). As part of the November 2000 Private Placement, Mr. Andrew H. Plevin, a member of the Company's Board of Directors, purchased 76,916 shares of Common Stock and warrants to purchase 38,458 shares of Common Stock for an aggregate consideration of $250,000. The warrants consisted of two warrants to purchase 19,229 shares of Common Stock at $3.25 per share.

   Pursuant to price-based antidilution provisions contained in Section 6.1(i) of the November 2000 Agreement, the per share exercise price of Mr. Plevin's two warrants reduced to $1.00 as a result of the Company's July 2001 private placement of Series A Preferred Stock and warrants to purchase Common Stock. In July 2001, Mr. Plevin exercised his two warrants and received 38,458 shares of Common Stock for an aggregate purchase price of $38,458.

   The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties.

                         COMPLIANCE WITH SECTION 16(a)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

   Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's executive officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during the fiscal year ended September 30, 2001 all filing requirements applicable to its officers, directors and ten percent shareholders were fulfilled, except for the following: (i) Forms 4 with respect to sales of shares of the Company's Common Stock by David A Brewer in August and September of 2001 have not been filed; (ii) Forms 5 for the fiscal year ended September 30, 2000 with respect to the grants of stock options to each of Paul F. DePond, Gaylan I. Larson and Gerald Rice on February 23, 2000 were filed on January 25, 2002 instead of on the required reporting date of November 14, 2000, and (iii) Forms 5 for the fiscal year ended September 30, 2001 with respect to the grants of stock options to each of Paul F. DePond, Gaylan I. Larson and Gerald Rice on November 30, 2000 and June 29, 2001 were filed on January 25, 2002 instead of on the required reporting date of November 14, 2001.

                                 OTHER MATTERS

   The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

   It is important that your stock be represented at the meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return the accompanying proxy in the envelope that has been enclosed, at your earliest convenience.

                                         The Board of Directors

                                         By: GERALD W. RICE
                                         Secretary

Dated: February 1, 2002

                                  APPENDIX A

                          SUMMARY OF 1997 STOCK PLAN
                         (reflects proposed amendment)

   The Company's 1997 Stock Plan, as amended (the "1997 Plan"), was adopted by the Board of Directors in January 1997. Including the 500,000 shares reserved for issuance by the Board of Directors in December 2001, a total of 3,150,000 shares of Common Stock currently are reserved for issuance under the 1997 Plan.

   General. The purposes of the 1997 Plan are to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to the employees, directors and consultants of the Company and to promote the success of the Company's business. Options and stock purchase rights may be granted under the 1997 Plan. Options granted under the Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options.

   Administration. The 1997 Plan may generally be administered by the Board of Directors or the Committee appointed by the Board of Directors (as applicable, the "Administrator").

   Eligibility; Limitations. Nonstatutory stock options and stock purchase rights may be granted under the 1997 Plan to employees, directors and consultants of the Company. Incentive stock options may be granted only to employees. The Administrator, in its discretion, selects the employees, directors and consultants to whom options and stock purchase rights may be granted, the time or times at which such options and stock purchase rights shall be granted, and the number of shares subject to each such grant.

   The 1997 Plan provides that no employee, director or consultant may be granted, in any fiscal year of the Company, options to purchase more than 600,000 shares of Common Stock. Notwithstanding this limit, however, in connection with such individual's initial employment with the Company, he or she may be granted options to purchase up to an additional 50,000 shares of Common Stock.

   Terms and Conditions of Options. Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:

   (a) Exercise Price. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted; provided, however, the exercise price of an incentive stock option granted to a greater than 10% shareholder may not be less than 110% of the fair market value of the Common Stock on the date such option is granted. The fair market value of the Common Stock is generally determined with reference to the closing sale price for the Common Stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted.

   (b) Exercise of Option; Form of Consideration. The Administrator determines when options become exercisable and may, in its discretion, accelerate the vesting of any outstanding option. Stock options granted under the 1997 Plan generally vest and become exercisable over five years. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 1997 Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock of the Company (with some restrictions), cashless exercises, a reduction in the amount of any Company liability to the optionee, any other form of consideration permitted by applicable law, or any combination thereof.

   (c) Term of Option. The term of an incentive stock option may be no more than ten (10) years from the date of grant; provided that in the case of an incentive stock option granted to a greater than 10% shareholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

   (d) Termination of Employment. If an optionee's employment or consulting relationship terminates for any reason (other than death or disability), the optionee may exercise his or her option within such period of time as is specified in the option agreement to the extent that the option is vested on the date of termination (but in no event later than the expiration of the term of such option as set forth in the option agreement). In the absence of a specified time in the option agreement, the option shall remain exercisable for three (3) months following the optionee's termination.

   (e) Death or Disability. If an optionee's employment or consulting relationship terminates as a result of disability, the optionee may exercise his or her option within such period of time as is specified in the option agreement (but in no event later than the expiration of the term of such option as set forth in the option agreement) to the extent that the option is vested on the date of termination. In the absence of a specified time in the option agreement, the option shall remain exercisable for twelve (12) months following the optionee's termination. If an optionee's employment or consulting relationship terminates as a result of death while the optionee is an employee or consultant, the option may be exercised by the optionee's estate or a person who acquired the right to exercise the option by bequest or inheritance within such period of time as is specified in the option agreement (but in no event later than the expiration of the term of such option as set forth in the notice of grant) to the extent that the option is vested on the date of termination. In the absence of a specified time in the option agreement, the option shall remain exercisable for twelve (12) months following the optionee's death.

   (f) Nontransferability of Options and Stock Purchase Rights. Unless otherwise determined by the Administrator, options and stock purchase rights granted under the 1997 Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

   (g) Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 1997 Plan as may be determined by the Administrator.

   Stock Purchase Rights. In the case of stock purchase rights, unless the Administrator determines otherwise, the standard form of restricted stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

   Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale. In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the 1997 Plan, the number and class of shares of stock subject to any option or stock purchase right outstanding under the 1997 Plan, and the exercise price of any such outstanding option or stock purchase right.

   In the event of a liquidation or dissolution, any unexercised options or stock purchase rights will terminate. The Administrator may, in its discretion, provide that each optionee shall have the right to exercise all of the optionee's options and stock purchase rights, including those not otherwise exercisable, until the date ten (10) days prior to the consummation of the liquidation or dissolution.

   In connection with any merger, consolidation, acquisition of assets or like occurrence involving the Company, each outstanding option or stock purchase right shall be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options and stock purchase rights or to substitute substantially equivalent options and stock purchase rights, the optionee shall have the right to exercise the option or stock purchase right as to all of the optioned stock, including shares not otherwise exercisable. In such event, the Administrator shall notify the optionee that the option or stock purchase right is fully exercisable for fifteen (15) days from the date of such notice and that the option or stock purchase right terminates upon expiration of such period.

   Amendment and Termination of the Plan. The Board of Directors may amend, alter, suspend or terminate the 1997 Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain shareholder approval for any amendment to the 1997 Plan to the extent necessary to comply with Section 162(m) and Section 422 of the Code, or any similar rule or statute. No such action by the Board of Directors or shareholders may alter or impair any option or stock purchase right previously granted under the 1997 Plan without the written consent of the optionee. Unless terminated earlier, the 1997 Plan shall terminate 10 years from the date of its approval by the shareholders or the Board of Directors of the Company, whichever is earlier.

Federal Income Tax Consequences

   Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of
(i) the fair market value of the shares at the date of the option exercise or
(ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or greater than 10% shareholder of the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

   Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

   Stock Purchase Rights. Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when a stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to the Company's right to repurchase the stock upon the purchaser's termination of employment with the Company. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.

   The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or greater than 10% shareholder of the Company.

   The foregoing is only a summary of the effect of federal income taxation upon optionees, holders of stock purchase rights and the Company with respect to the grant and exercise of options and stock purchase rights under the 1997 Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee's or consultant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside.

________________________________________________________________________________

           THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         NOTITY TECHNOLOGY CORPORATION
                      -------------------------------------
                         NOTIFY TECHNOLOGY CORPORATION
                 PROXY FOR 2002 ANNUAL MEETING OF SHAREHOLDERS
                               FEBRUARY 27, 2002

     The undersigned shareholder(s) of Notify Technology Corporation, a California corporation, hereby acknowledge receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated February 1, 2002, and hereby appoints Paul DePond and Gerald Rice, and each of them, Proxies and Attorneys-in-Fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2002 Annual Meeting of Shareholders of Notify Technology Corporation to be held on February 27, 2002 at 9:00 a.m., local time, at the offices of Notify Technology Corporation, located at 1054 S. De Anza Blvd., Suite #105, San Jose, CA 95129, and at any adjournment or postponement thereof, and to vote all shares of Notify Technology Corporation's Common Stock and Series A Preferred Stock which the undersigned would be entitled to vote if personally present on any of the following matters and with discretionary authority as to any and all other matters that may properly come before the meeting.

                  (Continued and to be signed on reverse side)

________________________________________________________________________________

                         Please date, sign and mail you
                      proxy card back as soon as possible:

                         Annual Meeting of Shareholders
                         NOTIFY TECHNOLOGY CORPORATION

                               February 27, 2002




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


                                           Please Detach and Mail in the Envelope Provided


____________________________________________________________________________________________________________________________________
A      Please mark your
  [X]  votes as in this
       examples


          FOR all nominees             The Board of Directors recommends a vote for all nominees and for proposals 2 and 3.
      listed at right (except)
         as marked to the
           contrary below)                                                                                  FOR    AGAINST   ABSTAIN
                             WITHHELD                                    2. To ratify and approve an
1. To elect                    [ ]         Nominees                         amendment to the Company's      [ ]      [ ]       [ ]
   six persons  [ ]                            Paul F. DePond               1997 Stock Plan increase the
   to the                                      Michael K. Ballard           number of shares issuable
   Company's Board of Directors                Harold S. Blue               thereunder by 750,000 shares;
                                               David A. Brewer
FOR, except vote withheld from the             Andrew H. Plevin          3. To ratify the appointment of
nominee(s):                                    Travis L. Provow             Ernst & Young LLP as the        [ ]      [ ]       [ ]
                                                                            Company's independent auditors
                                                                            for the current fiscal year; and
__________________________________
                                                                         4. To act on such other matters as may properly come before the meeting of any adjournment(s) thereof.

                                                                            This proxy, when properly executed, will be voted in the
                                                                         manner described hereon by the undersigned. If no direction is made, this proxy will be voted FOR all nominees listed
                                                                         and FOR proposals 2 and 3.

                                                                         Change of Address and/or Comments Mark Here.

                                                                         ___________________________________________________________

                                                                         ___________________________________________________________
                                                                         TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE
                                                                         MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING
                                                                         THE ENCLOSED ENVELOPE.


SIGNATURE(S) _______________________________________    _________________________________________  DATE ______________________, 2002
                                                                (SIGNATURE IF JOINTLY HELD)
NOTE: This proxy should be marked, dated and signed by each shareholder exactly as such shareholder's name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. A corporation is requested to sign its name by its President or other authorized officer, with the office held designed. If shares are held by join tenants or as community properly, both holders should sign.

____________________________________________________________________________________________________________________________________

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